CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


 ..............................The Tocqueville Trust.............................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      ..........................................................................
      2) Aggregate number of securities to which transaction applies:
      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
         .......................................................................
      2)  Form, Schedule or Registration Statement No.:
                           .....................................................
      3)  Filing Party:
                           .....................................................
      4)  Date Filed:
                           .....................................................


913012.1

--------------------------------------------------------------------------------



                              THE TOCQUEVILLE TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 March 24, 2000



--------------------------------------------------------------------------------


1675 Broadway
New York, New York 10019
(212) 698-0800

A Special Meeting of Shareholders of The Tocqueville Fund (the "Tocqueville Fund"), The Tocqueville Small Cap Value Fund (the "Small Cap Value Fund"), The Tocqueville International Value Fund (the "International Value Fund") and The
Tocqueville Gold Fund (the "Gold Fund") (referred to collectively as the "Funds") series of The Tocqueville Trust (the "Trust") will be held at 9:00 a.m. on March 24, 2000 at the offices of the Trust at 1675 Broadway, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 8, 2000.

1. To approve an amendment to the maximum fee payable under the Investment Advisory Agreements for the Tocqueville Fund, the Small Cap Value Fund and the International Value Fund;

2. To approve amendments to each Fund's Rule 12b-1 Plan;

3. To elect eight trustees of the Trust, each to hold office until his successor is duly elected and qualified;

4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for its fiscal year ending October 31, 2000; and

5. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on January 31, 2000 are entitled to notice of, and to vote at, the meeting.

                                              By Order of the Board of Trustees
                                                        Francois D. Sicart
                                                   Principal Executive Officer


--------------------------------------------------------------------------------



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


--------------------------------------------------------------------------------



904270.9

                                 PROXY STATEMENT
--------------------------------------------------------------------------------



INTRODUCTION...................................................................1

PROPOSAL 1.  APPROVAL  OF AN  AMENDMENT  TO THE  MAXIMUM FEE PAYABLE  UNDER THE
             INVESTMENT  ADVISORY  AGREEMENTS FOR THE  TOCQUEVILLE  FUND, THE
             SMALL CAP VALUE FUND AND THE INTERNATIONAL VALUE FUND.............2

             INVESTMENT ADVISORY FEE TABLE.....................................3

             FEE TABLES........................................................3

PROPOSAL 2.  APPROVAL OF AMENDMENTS TO EACH FUND'S RULE 12b-1 PLAN.............6

PROPOSAL 3.  ELECTION OF TRUSTEES..............................................7

PROPOSAL 4.  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS.............10

INFORMATION REGARDING THE INVESTMENT ADVISOR..................................10
         ADMINISTRATIVE SERVICES AGREEMENT....................................11
         DISTRIBUTION AND SERVICE PLANS (RULE 12b-1 PLANS)....................11

BROKERAGE ALLOCATION..........................................................12

OTHER MATTERS.................................................................12

EXHIBIT A - INVESTMENT ADVISORY AGREEMENTS

EXHIBIT B - DISTRIBUTION AND SERVICE (RULE 12b-1) PLANS

904270.9

                              THE TOCQUEVILLE TRUST
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                 PROXY STATEMENT

                                  INTRODUCTION

          This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Tocqueville Trust (the "Trust") on behalf of The Tocqueville Fund (the "Tocqueville Fund"), The Tocqueville Small Cap Value Fund (the "Small Cap Value Fund"), The Tocqueville International Value Fund (the "International Value Fund") and The Tocqueville Gold Fund (the "Gold Fund"), for use at a Special Meeting of Shareholders to be held at the offices of the Trust at 1675 Broadway, New York, New York on March 24, 2000 at 9:00 a.m. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Trust. The expenses in connection with preparing and mailing this statement and the material accompanying it will be borne by Tocqueville Asset Management L.P. (the "Investment Advisor"). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about March 8, 2000. The Trust's most recent annual and semi-annual reports are available upon request without charge by calling 800-697-3836.

          The outstanding voting shares of beneficial interest (the "shares") of the Trust as of the close of business on January 31, 2000 consisted of 3,379,578.206 shares of the Tocqueville Fund; 2,104,324.913 shares of the Small Cap Value Fund; 9,559,220.985 shares of the International Value Fund; and 1,598,366.613 shares of the Gold Fund, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on January 31, 2000 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, 1675 Broadway, New York, New York 10019, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

          The Special Meeting of Shareholders is being called for the following purposes:

          The following proposal applies only to the Tocqueville Fund, the Small Cap Value Fund and the International Value Fund:

         (1) to approve an amendment to the maximum fee payable under the Investment Advisory Agreements.

         With respect to each of the Funds:

         (2) to approve amendments to each Fund's Rule 12b-1 Plan; (3) to elect eight Trustees; and (4) to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for its fiscal year ending October 31, 2000.

          The following chart summarizes which proposals will be considered by each Fund:


                                                 Proposal
FUND                               1           2           3           4
Tocqueville Fund                   X           X           X           X
Small Cap Value Fund               X           X           X           X
International Value Fund           X           X           X           X
Gold Fund                                      X           X           X



904270.9
                                        1

          A majority of the outstanding shares of each effected Fund, represented in person or by proxy, shall be required to constitute a quorum at the meeting for purposes of Proposals 1 and 2. A majority of the outstanding shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the meeting for purposes of Proposals 3 and 4.

          Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal.

          If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the meeting.

          As of January 31, 2000, Tocqueville Asset Management L.P. beneficially owned shares of each Fund as follows:


Fund                                                % of Fund
--------------                                      ---------
Tocqueville Fund                                      48.2%

Small Cap Value Fund                                  58.6%

International Value Fund                              91.7%

Gold Fund                                             85.5%



PROPOSAL 1.       APPROVAL OF AN AMENDMENT TO THE MAXIMUM FEE PAYABLE UNDER THE
                  INVESTMENT  ADVISORY AGREEMENTS FOR THE TOCQUEVILLE FUND, THE
                  SMALL CAP VALUE FUND AND THE INTERNATIONAL VALUE FUND

          The Board of Trustees of the Trust unanimously recommends that the shareholders of the Tocqueville Fund, the Small Cap Value Fund and the International Value Fund vote to approve an amendment to the fee breakpoints of the respective Fund's Investment Advisory Agreement, thereby increasing the maximum advisory fees payable by each Fund (though not increasing the maximum fee rate for each Fund). The Investment Advisory Agreements for the Tocqueville Fund and the Small Cap Value Fund currently provide for advisory fees, calculated daily and payable monthly, at an annual rate of .75% on the first $100 million of the average daily net assets of each Fund, .70% of average daily net assets in excess of $100 million but not exceeding $500 million, and .65% of average daily net assets in excess of $500 million. The proposed fee breakpoints are: .75% on the first $500 million of average daily net assets of each Fund, and .65% of average daily net assets in excess of $500 million.

          The Investment Advisory Agreement for the International Value Fund currently provides for advisory fees, calculated daily and payable monthly, at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million. The proposed fee breakpoints are: 1.00% on the first $500 million of average daily net assets of the Fund; .75% of assets in excess of $500 million but not exceeding $1 billion; and .65% of average daily net assets in excess of $1 billion.


904270.9
                                        2

          At a special meeting of the Board of Trustees held on December 14, 1999, the Trustees, including each of the Trustees present at the meeting who is not an "interested person" of the Trust within the meaning of the 1940 Act (the "Disinterested Trustees") considered and unanimously approved, subject to approval by shareholders, the proposed change to the fee breakpoints, and an increase in the maximum advisory fees payable by the affected Funds and recommend that it be approved by shareholders. The Trustees considered, among other things, the level of advisory services rendered to each of the Funds by the Investment Advisor, the reasons for setting the advisory fees at their current levels at the time that the Funds were initially organized, and the current level of advisory fees payable by the Funds in comparison with other comparable funds.

          After due consideration, the Disinterested Trustees determined that the proposed change to the fee breakpoints, resulting in an increase in the maximum advisory fees payable was appropriate and reasonable under the circumstances.

          The Increase in the Maximum Fees Payable. The advisory fees paid by the Tocqueville Fund and the Small Cap Value Fund during the fiscal year ended October 31, 1999 would not have been different had the proposed fee breakpoints been in place. The following table sets forth for the International Value Fund
(i) the aggregate amount of the Investment Advisor's fee paid by the Fund at the end of the last fiscal year; (ii) the aggregate amount that the Investment Advisor would have received from the Fund had the proposed fee breakpoints been in effect during the last fiscal year; and (iii) the difference between the aggregate amounts stated in (i) and (ii) above, as a percentage of the amount stated in response to (i) above.

                    COMPARATIVE INVESTMENT ADVISORY FEE TABLE


                                          (i)                      (ii)                      (iii)
                              Aggregate amount of        Aggregate amount of        Difference between
                              Investment Advisor's       Investment Advisor's       (i) and (ii), as a
                              fee for year ended         fee had increased fee      percentage of (i)
                              10/31/99                   been in effect for year
                                 ended 10/31/99
International Value Fund      $787,330                   $885,910                                11.1%


                                   FEE TABLES

          The fees and expenses for the fiscal year ended October 31, 1999 for the Tocqueville Fund, the Small Cap Value Fund and the Gold Fund would not have been different had the proposed fee breakpoints and the change to the Rule 12b-1 Plans been in place. The following table describes (i) the actual fees and expenses of the International Value Fund for the fiscal year ended October 31, 1999, and (ii) the fees and expenses of the Fund if the proposed fee breakpoints described in Proposal 1 and the change to the Rule 12b-1 Plan described in Proposal 2 had been in place during the fiscal year ended October 31, 1999.



904270.9
                                        3

                 Actual Fees and Expenses as of October 31, 1999

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Value Fund:


                                                          International
                                                             Value Fund
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering Price)...............                 4.00%

Maximum Deferred Sales Charge (Load).............                  None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends/Distributions...............                  None

Redemption Fee...................................                1.50%*

Exchange Fee.....................................                    **

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):

Advisory Fee.....................................                 0.88%

Rule 12b-1 Fee (1)...............................                 0.25%

Other Expenses...................................                 0.54%
                                                                 ------
Total Annual Fund Operating Expenses.............                 1.67%
-----------------
(1) Under the Fund's Distribution Plan, the Advisor is permitted to carry forward expenses not reimbursed by the distribution fee to subsequent fiscal years for submission by the Fund for payment, subject to the continuation of the Plan. These amounts are not recognized in the
         Fund's financial statements as expenses and liabilities, since the Distribution Plan can be terminated on an annual basis without further liability to the Fund. The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.
* A redemption fee is charged on redemptions of shares held less than 90 days. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.
**       The Transfer Agent charges a $5 fee for each telephone exchange.
Example:
This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:
o         you invest $10,000 in the Fund for the time periods indicated;
o         your investment has a 5% return each year; and
o         the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                               1 Year    3 Years    5 Years    10 Years
                               ------    -------    -------    --------
International Value Fund         $563       $905     $1,271      $2,297


904270.9
                                        4

                           Pro Forma Fees and Expenses


                                                         International
                                                            Value Fund
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering Price)...............                4.00%

Maximum Deferred Sales Charge (Load).............                 None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends/Distributions...............                 None

Redemption Fee...................................               1.50%*

Exchange Fee.....................................                   **

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):

Advisory Fee.....................................                1.00%

Rule 12b-1 Fee(1)................................                0.25%

Other Expenses...................................                0.54%
                                                                 -----
Total Annual Fund Operating Expenses.............                1.79%
------------------------
(1) The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.
* A redemption fee is charged on redemptions of shares held less than 90 days. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.
** The Transfer Agent charges a $5 fee for each telephone exchange.

This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:
o         you invest $10,000 in the Fund for the time periods indicated;
o         your investment has a 5% return each year; and
o         the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                            1 Year        3 Years       5 Years      10 Years
                            ------        -------       -------      --------
International Value Fund      $575           $941        $1,331        $2,421




904270.9
                                        5

          Trustees' Recommendation. The Trustees unanimously recommend that shareholders approve the proposed fee breakpoints which, as stated above, will include an increase to the maximum fee payable. Copies of each Agreement are found under Exhibit A.

          The favorable vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of a Fund is required for the approval of this proposal. The vote of (1) the holders of a majority (as so defined) of outstanding voting securities means the vote of the holders of 67% or more of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

          The Trustees unanimously recommend that shareholders of each of the Tocqueville, Small Cap Value and International Value Funds vote in favor of Proposal 1.

PROPOSAL 2.       APPROVAL OF AMENDMENTS TO EACH FUND'S RULE 12b-1 PLAN

          The Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve changing the Fund's Plans for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares (each, a "Rule 12b-1 Plan") from "reimbursement" plans to "compensation" plans. Currently, each Fund's Rule 12b-1 Plan provides that a Fund may, either directly or through the Investment Advisor, make payments to (i) broker/dealers and other organizations which have entered into either a selected dealer agreement or shareholder processing and service agreements with the Trust, the Investment Advisor or the Funds' distributor and (ii) for expenses associated with the distribution of Fund shares, including the compensation of the sales personnel of the Funds' distributor. Such payments, which may be for expenses associated with distribution of Fund shares or servicing shareholder accounts, may not exceed 0.25% of the average daily net asset value attributable to shares of a Fund on an annual basis. Payments are made for expenses actually incurred on a first-in, first-out basis. Unreimbursed amounts may be recovered through future payments under a Rule 12b-1 Plan up to a maximum of .25% per annum.

          During the fiscal year ended October 31, 1999, each Fund paid (1) fees actually incurred during the fiscal year and (2) unreimbursed fees from prior fiscal years as follows:



                                Actual Fees Paid       Unreimbursed Fees Paid
Tocqueville Fund                $113,018 (0.19%)           $38,568 (0.06%)
Small Cap Value Fund            $ 42,098 (0.17%)           $18,817 (0.08%)
International Value Fund        $132,107 (0.14%)           $89,044 (0.11%)
Gold Fund                       $ 28,185 (0.25%)             $ 0 (0.00%)

          For the fiscal year ended October 31, 1999, the following amounts were paid to Tocqueville Securities, L.P.: the Tocqueville Fund: $131,335; the Small Cap Value Fund: $51,351; the International Value Fund: $204,556; and the Gold
Fund: $20,534. The aggregate amounts the Funds would have paid had the new fee been in effect during the last fiscal year are: the Tocqueville Fund: $151,586; the Small Cap Value Fund: $60,915; the International Value Fund: $221,151; and the Gold Fund: $29,185.

          The Board of Trustees unanimously approved changing the Rule 12b-1 Plans to "compensation" plans, whereby each Fund would pay distribution and service fees, as described above, at the annual rate of .25% of its average daily net assets. In arriving at the recommendation to change the plans from "reimbursement" plans to "compensation" plans, the Trustees reviewed information about Rule 12b-1 fees paid and reimbursed by the Funds and considered, among other things, the nature, quality and scope of services provided under the Rule 12b-1 Plans and related agreements and the difficulty of accounting for the carryforwards and reimbursements. The Trustees also considered the possibility that an increased level of distribution services may potentially result in an increase in assets for the Funds and corresponding economies of scale. Copies of the Rule 12b-1 Plans are found under Exhibit B.


904270.9
                                        6

          Trustees' Recommendation. The Trustees unanimously recommend that shareholders approve the change to the Rule 12b-1 Plans on behalf of each Fund.

          The favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act of a Fund is required for the approval of this proposal. The vote of the holders of a majority (as so defined) of outstanding voting securities means the vote of (1) the holders of 67% or more of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

          The Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 2.


PROPOSAL 3.       ELECTION OF TRUSTEES

          At the meeting, eight Trustees are to be elected, each to hold office until his successor has been elected and has qualified. Each of the Trustees, other than Lucille G. Bono, Larry M. Senderhauf and Guy A. Main, were elected to the Board by shareholders in July, 1995. Ms. Bono and Mr. Senderhauf were elected to the Board and to the Audit and Nominating Committees by the Board of Trustees at its March, 1998 meeting. Mr. Main was elected by the Board of Trustees at its December 14, 1999 Board meeting, such election to be effective upon approval by shareholders. All such persons have consented to be named in this Proxy Statement and to serve as Trustees of the Trust if elected. The Board of Trustees, which met four times during the Fund's fiscal year ended October 31, 1999, has no compensation committee. Each Trustee, except for Mr. Letaconnoux, attended at least 75% of the board meetings held. The Board has an Audit Committee, currently comprised of Ms. Bono, Mr. Senderhauf, James B. Flaherty and Inge Heckel, who are Disinterested Trustees. The Audit Committee meets at least annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board of Trustees. The Audit Committee met twice during the fiscal year ended October 31, 1999. In addition, in accordance with the provisions of Rule 12b-1 under the 1940 Act, the Board has a Nominating Committee comprised of Ms. Bono, Mr. Senderhauf, James B. Flaherty and Inge Heckel, to whose discretion the selection and nomination of the Disinterested Trustees is committed. The Nominating Committee currently does not consider nominees recommended by shareholders.

          The following is a list of the members of the Board of Trustees, any other positions each may now hold with the Fund, the principal occupation of each Trustee during the past five years and the nature, amount and percentage of shares held by each in the Fund. The address of each Trustee and officer of the Trust is 1675 Broadway, New York, New York 10019.



                                       Principal Occupation
Name and Age                           During Preceding Five Years
------------                           ---------------------------

Francois D. Sicart*                    Chairman, Principal Executive Officer and Trustee since 1987. Chief
56 (Age)                               Executive Officer and Director, Tocqueville Management Corporation, the
                                       General Partner of Tocqueville Asset Management L.P. and Tocqueville
                                       Securities L.P. from January, 1990 to present; Chairman and Chief
                                       Executive Officer, Tocqueville Asset Management Corp. from December,
                                       1985 to January, 1990; Vice Chairman of Tucker Anthony Management
                                       Corporation, from 1981 to October 1986; Vice President (formerly general partner) and other positions with Tucker Anthony, Inc. from 1969 to
                                       January, 1990.


James B. Flaherty                      Trustee since 1987.  President and Partner, Troutbeck Conference Center
62 (Age)                               and Country Inn from October, 1979 to present; Vice President, Leedsville
                                       Realty and Construction Corp. from 1980 to present; Associate Creative
                                       Director, Young and Rubicam Advertising, and Dentsu, Young and

--------
*        Such person is an "interested person" of the Fund within the meaning of Section 2(a) (19) of the 1940 Act.

904270.9
                                        7




                                       Rubicam from March, 1983 to February, 1985; Creative Director and Senior
                                       Vice President, Tinker Campbell Ewald from October, 1977 to November,
                                       1980; Partner/owner of Freshfields Restaurant, W. Cornell, CT;
                                       President/Creative Director of JBF Ltd., an advertising company.

Inge Heckel                            Trustee since 1987. Management Consultant, 1988 to present; President,
 60 (Age)                              New York School of Interior Design 1994 to present; Executive Director,
                                       Princess Grace Foundation U.S.A. from June, 1986 to September, 1988;
                                       Vice President and Assistant Secretary, The Asia Society from September,
                                       1984 to June, 1986; Executive Director, Metropolitan Boston Zoos from
                                       September, 1982 to July, 1984; President, Bradford College, Bradford,
                                       Massachusetts from September, 1979 to June, 1982; Trustee of Bradford
                                       College; Former Director and Chairman, Public Relations Committee,
                                       International Counsel of Museums (UNESCO); Former Director,
                                       BayBank/Merrimack Valley; Member, Art Advisory Board, Mount Holyoke
                                       College Art Museum.

Robert W. Kleinschmidt*                President, Principal Operating Officer, Principal Financial Officer,
 50 (Age)                              Treasurer and Trustee since 1991; President and Director of Tocqueville
                                       Management Corporation, the General Partner of Tocqueville Asset
                                       Management L.P. and Tocqueville Securities L.P. from July, 1991 to present; Partner, David J. Greene & Co., May, 1978 to July, 1991.
                                       Assistant Vice President, Irving Trust Co., July, 1976 to May, 1978.

Francois Letaconnoux                   Trustee since 1990.  President, Lepercq de Neuflize & Co. from July, 1993
49 (Age)                               to present; Director, Lepercq 99 First Management Inc. from 1988 to present; Director, Lepercq de Neuflize & Co., Inc.  (investment bank)
                                       from 1988 to present; Managing Director, Lepercq Capital Partners (real estate investment firm), from 1974 to present.

Lucille G. Bono                        Trustee since 1998.  Financial services consultant, 1997 to present;
60 (Age)                               Operations and administrative manager, Tocqueville Asset Management
                                       L.P. and Tocqueville Securities L.P. from January 1990 to November
                                       1997; similar responsibilities, Tocqueville Asset Management Corp.,
                                       December 1985 to January 1990; operations and administration staff,
                                       Tucker Anthony Inc. (and predecessors), April 1954 to January 1990.

Larry M. Senderhauf                    Trustee since 1998.  President, LMS 33 Corp., 1983 to present; Vice
49 (Age)                               President, NCCI Corp. 1985 to present; President, Cash Unlimited, 1980-
                                       1986; President, Financial Exchange Corp., 1981-1986; President, LMS
                                       Development Corp., 1986-1995; Vice President, Pacific Ring Enterprises,
                                       1982-1995.

Guy A. Main                            Chairman, Condor Insurance Company, September 1986 to present;
63 (Age)                               Chairman and President, Condor Insurance Company, September 1986 to
                                       April 1999; Chairman, President and Chief Executive Officer, Condor
                                       Services Inc., March 1989 to March 1996; Executive Vice President and
                                       Director, Amwest Insurance Group, Inc., March 1996 to April 1999.


          Officers of the Funds receive no direct remuneration in such capacity from the Funds, but the Funds reimburse the Investment Advisor for certain state registration fees and expenses. Officers and Trustees of the Funds who are officers of the Investment Advisor or its affiliates may be considered to have received remuneration indirectly by the fact that the Investment Advisor receives advisory fees.

--------
*        Such person is an "interested person" of the Fund within the meaning of Section 2(a) (19) of the 1940 Act.


904270.9
                                        8

          As of January 31, 2000, the following Trustees beneficially owned shares of the Funds as indicated:


Francois D. Sicart
         Tocqueville Fund                1,812.350 shares                0.05%
         Small Cap Value Fund           28,385.027 shares                1.35%
         International Value Fund       50,770.755 shares                0.53%
         Gold Fund                      13,000.386 shares                0.81%

Robert W. Kleinschmidt
         Tocqueville Fund               84,455.083 shares                2.50%
         Small Cap Value Fund            8,314.346 shares                0.40%
         International Value Fund        6,469.935 shares                0.07%
         Gold Fund                       2,382.844 shares                0.15%

Francois Letaconnoux
         Tocqueville Fund               17,740.540 shares                0.10%

Lucille G. Bono
         International Value Fund          248.658 shares                0.01%
         Gold Fund                         300.023 shares                0.02%

Larry M. Senderhauf
         Tocqueville Fund               29,778.346 shares                0.88%
         Small Cap Value Fund            6,488.177 shares                0.31%
         Gold Fund                       4,518.219 shares                0.28%

Guy A. Main
         Tocqueville Fund               10,170.418 shares                0.30%
         International Fund             14,216.233 shares                0.15%


          As of January 31, 2000, the Trustees and officers as a group owned beneficially 0.8% of the Tocqueville Fund's outstanding shares, 4.3% of the International Value Fund's outstanding shares, 2.0% of the Small Cap Fund's outstanding shares, and 1.2% of the Gold Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 1999, the Trust paid the Disinterested Trustees an aggregate of $32,500; each Disinterested Trustee received $1,250 per Board meeting and $250 per Audit
Committee meeting. Each Fund contributes one quarter of the Trustees' compensation. "Interested" Trustees do not receive Trustees' fees. The Trust did not reimburse Trustee expenses.


904270.9
                                        9

          The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:


                                                                 Pension or                                            Total
                                                                 Retirement                                         Compensation
                                                                  Benefits                                         from Fund and
                                         Aggregate               Accrued as            Estimated Annual             Fund Complex
       Name of Person,                 Compensation             Part of Fund            Benefits Upon                 Paid to
           Position                      from Fund               Expenses                 Retirement                  Trustees
           ---------                    -----------              ---------               ------------                 --------
Francois D. Sicart                              $0                    $0                      $0                          $0
Lucille G. Bono                             $5,500                    $0                      $0                      $5,500
Bernard F. Combemale*
                                            $5,500                    $0                      $0                      $5,500
James B. Flaherty                           $5,500                    $0                      $0                      $5,500
Inge Heckel                                 $5,500                    $0                      $0                      $5,500
Robert W. Kleinschmidt
                                                $0                    $0                      $0                          $0
Francois Letaconnoux                        $5,000                    $0                      $0                      $5,000
Larry M. Senderhauf                         $5,500                    $0                      $0                      $5,500

------------
* Mr. Combemale resigned as a Trustee on December 14, 1999.


          Trustees' Recommendation. The Trustees unanimously recommend that shareholders elect each Trustee. The election of each Trustee requires the approval of a plurality of the shares voted at the meeting in person or by proxy.

          The Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 3.

PROPOSAL 4.       RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Trustees recommends that the shareholders ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to audit the accounts of the Trust for the fiscal year ending October 31, 2000. PricewaterhouseCoopers LLP performed the audit for the Trust's fiscal year ended October 31, 1999. The accounting firm of McGladrey & Pullen LLP had audited the accounts of the Trust since 1993. Effective September 9, 1999, McGladrey & Pullen LLP resigned as the Trust's independent accountants because its Investment Company Group had joined PricewaterhouseCoopers LLP. At that time, PricewaterhouseCoopers LLP was recommended to the Board by the Audit Committee and appointed as independent accountants by the Board of Trustees.

          A representative of PricewaterhouseCoopers LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants.

          Trustees' Recommendation. The Trustees unanimously recommend that shareholders ratify the selection of Independent Accountants. Such ratification requires the approval of a majority present at the meeting in person or by proxy.

          The Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 4.

INFORMATION REGARDING THE INVESTMENT ADVISOR

          Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as the Investment Advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Investment Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in each Fund's

904270.9
                                       10
portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Advisor also provides certain administrative and managerial services to the Funds. The Investment Advisor is an affiliate of Tocqueville Securities, L.P., the Funds' distributor. The Investment Advisor also advises pension trusts and other types of retirement accounts and private clients, etc.

          The Investment Advisory Agreements were approved by the Board of Trustees, including a majority of the Disinterested Trustees, at a meeting called for that purpose as follows: the Tocqueville Fund: December 14, 1989; the Small Cap Value Fund and International Value Fund: May 14, 1994; and the Gold
Fund: June 10, 1998. The Investment Advisory Agreements are dated as follows: the Tocqueville Fund: February 26, 1990; the Tocqueville Small Cap Value and International Value Funds: June 10, 1994; and the Gold Fund: June 10, 1988. The agreements were last approved by shareholders as follow: the Tocqueville Fund:
February 26, 1990; the Small Cap Value Fund: July 29, 1994 the International Value Fund: July 29, 1994; and the Gold Fund: June 10, 1998 (sole shareholder). The continuance of each Investment Advisory Agreement was approved by the Trustees at the annual meeting held on September 9, 1999.

          Tocqueville Management Corp., 1675 Broadway, New York , New York 10019, is the general partner of the Investment Advisor. Francois Sicart is the chief executive officer and director of Tocqueville Management Corporation. Robert Kleinschmidt is the president and director of Tocqueville Management Corporation.

          Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Advisor and each Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

          Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Advisor, or by holders of a majority of each Fund's outstanding shares. Each Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Disinterested Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval.

ADMINISTRATIVE SERVICES AGREEMENT

          The Investment Advisor supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, the Investment Advisor supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain employees and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) the Investment Advisor and its affiliates. For these services and facilities, the Investment Advisor receives with respect to each Fund a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

DISTRIBUTION AND SERVICE PLANS (RULE 12b-1 PLANS)

          Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. The Rule 12b-1 Plans provide that a Fund may incur distribution and service expenses related to the sale of Fund shares of up to
 .25% per annum of such Fund's average daily net assets.

          Each Rule 12b-1 Plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities") who enter into agreements with each Fund or its distributor.


904270.9
                                       11

          The Rule 12b-1 Plans were adopted as follows:  the  Tocqueville  Fund:
November 18, 1986;  the Small Cap Value Fund and the  International  Value Fund:
May 24, 1994; and the Gold Fund: June 10, 1998 and continuance of each Rule 12b-1 Plan was most recently approved by the Board of Trustees at its annual meeting on September 9, 1999. In approving the Rule 12b-1 Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the Disinterested Trustees) considered various factors and determined that there is a reasonable likelihood that each Rule 12b- 1 Plan will benefit its Fund and its shareholders. Each Rule 12b-1 Plan will continue in effect from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the Disinterested Trustees. While the Rule 12b-1 Plans remain in effect, each Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to each of the Rule 12b-1 Plans must be approved by the Board of Trustees and by the Disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Rule 12b-1 Plans are in effect, the selection and nomination of the Disinterested Trustees shall be made by those Disinterested Trustees then in office.

BROKERAGE ALLOCATION

          For the fiscal year ended October 31, 1999, the percentage of each Fund's brokerage commissions paid, and the aggregate dollar amount of transactions involving the payment of such commissions, to Tocqueville Securities L.P. were: The Tocqueville Fund: 51% and $24,698,876, respectively; the Small Cap Fund: 45% and $21,204,257, respectively; the International Value
Fund: 1% and $9,431,603, respectively; and the Gold Fund: 27% and $5,221,312, respectively.

OTHER MATTERS

          While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or any other matters properly come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

          As of January 31, 2000 the Investment Advisor, Tocqueville Asset Management L.P., was believed to possess voting power with respect to 1,630,298 (48.2 %) of the outstanding shares of the Tocqueville Fund, 1,234,010 (58.6%) of the outstanding shares of the Small Cap Value Fund, 8,771,541 (91.7%) of the outstanding shares of the International Value Fund and 1,398,999 (85.5 %) of the outstanding shares of the Gold Fund, in view of which such shares could be deemed to be beneficially owned by the Investment Advisor, Tocqueville Asset Management L.P., as of such date. However, the Investment Advisor and its affiliates have advised the Trust that they intend to vote any shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

          As a Massachusetts business trust, the Trust is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

                                 By Order of the Board of Trustees

                                 Francois D. Sicart, Principal Executive Officer
March 8, 2000



904270.9
                                       12

                                    EXHIBIT A
                         INVESTMENT ADVISORY AGREEMENTS














904270.9
                                       13

                          INVESTMENT ADVISORY AGREEMENT
                            As Amended March 24, 2000


          THIS AGREEMENT is made this 26th day of February, 1990 by and between The Tocqueville Fund, a Massachusetts business trust (the "Fund") and Tocqueville Asset Management L.P., a limited partnership (the "Investment Adviser");

                               W I T N E S S E T H

          WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

          WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

          WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Management. The Investment Adviser shall act as investment adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.

          2. Duties of Investment Advisor. In carrying out its obligations under paragraph 1 hereof, the Investment Adviser shall:

          (a) supervise and manage all aspects of the Fund's operations;

          (b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

          (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission, and state Blue Sky authorities;

          (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

          (e) provide the Board of Trustees of the Fund on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

          (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;

          (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Board of Trustees;


904270.9

          (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (i) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

          3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions including similar securities being purchased or sold on a securities exchange during a comparable period of time.

          In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Control by Board of Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

          5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

          (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and

          (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act; and

          (c) the provisions of the Declaration of Trust of the Fund, as amended; and

          (d) the provisions of the By-laws of the Fund, as amended; and

          (e) any other applicable provisions of state and federal law.

          6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:


904270.9
                                        2

          (a) The Investment Adviser shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Investment Adviser shall further maintain, at its expense and without costs to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

          (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Adviser to bear:

                  (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                  (ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Adviser may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Adviser therefor upon proper accounting.

          (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

          7. Delegation of Responsibilities. The Investment Adviser may delegate the performance of certain administrative services for the Fund to Freedom Capital Management Corp. ("Freedom") pursuant to an administration agreement, or to one or more administrators approved by the Board of Trustees, but such delegation will not relieve the Investment Adviser of the duty to supervise the performance of administrative services hereunder. If the administrative functions are delegated to Freedom, then the obligations of Freedom shall be governed by the Administration Agreement between the Investment Adviser and Freedom dated February 26, 1990. The Investment Adviser shall conduct the Fund's relations with Freedom and, in connection therewith, shall be responsible for providing in a timely and accurate fashion all information and data maintained by the Investment Adviser on behalf of the Fund necessary for Freedom to perform its obligations under the Administration Agreement.

          Upon the request of the Fund's Board of Trustees, the Investment Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Adviser's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Adviser of any Fund expense that the Investment Adviser is not required to pay or assume under this Agreement shall not relieve the Investment Adviser of any of its obligations to the Fund nor obligate the Investment Adviser to pay or assume any similar Fund expense on any subsequent occasion.

          8. Compensation. The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the Fund's average daily net assets on the first $500 million and .65% of the Fund's average daily net assets in excess of $500 million. The average daily net asset value of the Fund shall be determined in the manner set forth in the Declaration of Trust and Prospectus of the Fund.


904270.9
                                        3

          9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Investment Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Investment Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Investment Adviser agrees to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

          10. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Partners of the Investment Adviser may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or partners of the Investment Adviser to the extent permitted by law; and that the officers and partners of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or partners of any other firm or corporation, including other investment companies.

          11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) voting securities (as defined in Section 2(a) (42) of the Investment Company Act); and

          (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Adviser, on sixty (60) days' written notice to the other party. The Notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

          13. Liability of Investment Adviser and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Fund for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund.

          15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Investment Adviser shall be 1675 Broadway, New York, New York 10019.


904270.9
                                        4

          16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                        THE TOCQUEVILLE FUND


Attest:                                 By_________________________________

--------------------------------

                                        TOCQUEVILLE ASSET MANAGEMENT L.P.


Attest:                                 By_________________________________

--------------------------------

904270.9
                                        5

                          INVESTMENT ADVISORY AGREEMENT
                            As Amended March 24, 2000

          THIS AGREEMENT is made this 10th day of June, 1994 by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE SMALL CAP VALUE FUND (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser");

                               W I T N E S S E T H

          WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

          WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

          WHEREAS, the Trust and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Management. The Investment Adviser shall act as investment adviser for the Trust and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Trust's assets, subject at all times to the policies and control of the Trust's Board of Trustees. The Investment Adviser shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

          2. Duties of Investment Advisor. In carrying out its obligation under paragraph 1 hereof, the Investment Adviser shall:

          (a) supervise and manage all aspects of the Fund's operations;

          (b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust's Board of Trustees;

          (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission, and state Blue Sky authorities;

          (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

          (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

          (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;


904270.9

          (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Board of Trustees of the Trust;

          (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and

          (i) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

          3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time.

          In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Control by Board of Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust.

          5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

          (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and

          (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act; and

          (c) the provisions of the Declaration of Trust of the Trust, as amended; and

          (d) the provisions of the By-laws of the Trust, as amended; and

          (e) any other applicable provisions of state and federal law.


904270.9
                                        2

          6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

          (a) The Investment Adviser shall furnish, at its expense and without cost to the Trust, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Investment Adviser shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

          (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Adviser to bear:

                           (i) any of the costs (including applicable office
                  space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                           (ii) any of the costs (including applicable office
                  space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Adviser may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Adviser therefor upon proper accounting.

          (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

          7. Delegation of Responsibilities. The Investment Adviser may delegate the performance of certain investment advisory services to Tocqueville Finance S.A., a company registered as an investment adviser in France, including the responsibility to provide certain information and research to the Investment Adviser regarding the foreign securities in which the Fund may invest. Tocqueville Finance may place portfolio trades in foreign securities for the Fund which, in accordance with the general securities practices in France, will result in Tocqueville Finance receiving a portion of the brokerage commissions paid to certain securities brokers for the foreign securities bought and sold for the Fund.

          The authorization for the Investment Adviser to use the services of Tocqueville Finance is subject to the Fund receiving best price and execution for the foreign securities transactions placed with foreign securities brokers by Tocqueville Finance. Tocqueville Finance is an affiliate of the Investment Adviser by virtue of the Investment Adviser's ownership of approximately 25% of the common stock of such corporation. No compensation may be paid the Fund or the Investment Adviser for the information and research provided by Tocqueville Finance; however, Tocqueville Finance will, as stated above, retain the portion of brokerage commissions received from certain securities brokers for transactions executed in foreign markets.

          8. Compensation. The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the Fund's average daily net assets on the first $500 million and .65% of the Fund's average daily net assets in excess of $500 million. The average daily net asset value of the Fund shall be determined in the manner set forth in the Declaration of Trust and Prospectus of the Fund.

904270.9
                                        3

          9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Investment Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Investment Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Investment Adviser agrees to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then-current fiscal year which shall have elapsed at the date of termination of this Agreement.

          10. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Partners of the Investment Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or partners of the Investment Adviser to the extent permitted by law; and that the officers and partners of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or partners of any other firm or corporation, including other investment companies.

          11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

          (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

          13. Liability of Investment Adviser and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser or any of its officers, trustees or employees, it shall not be subject to liability to the Trust or to any shareholder of the Trust for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund.

          15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Investment Adviser shall be 1675 Broadway, New York, New York 10019.


904270.9
                                        4

          16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                THE TOCQUEVILLE TRUST, on behalf of The
                                Tocqueville Small Cap Value Fund

Attest:                         By: _________________


                                TOCQUEVILLE ASSET MANAGEMENT L.P.
Attest:
                                By:  _________________


904270.9
                                        5

                          INVESTMENT ADVISORY AGREEMENT
                            As Amended March 24, 2000


          THIS AGREEMENT is made this 10th day of June, 1994 by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE INTERNATIONAL VALUE FUND (formerly, The Tocqueville Europe Fund) (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser");

                               W I T N E S S E T H

          WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

          WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

          WHEREAS, the Trust and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Management. The Investment Adviser shall act as investment adviser for the Trust and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Trust's assets, subject at all times to the policies and control of the Trust's Board of Trustees. The Investment Adviser shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

          2. Duties of Investment Advisor. In carrying out its obligation under paragraph 1 hereof, the Investment Adviser shall:

          (a) supervise and manage all aspects of the Fund's operations;

          (b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust's Board of Trustees;

          (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission, and state Blue Sky authorities;

          (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

          (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

          (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;

904270.9
                                       -6-

          (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Board of Trustees of the Trust;

          (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and

          (i) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

          3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time.

          In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Control by Board of Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust.

          5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

          (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and

          (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act; and

          (c) the provisions of the Declaration of Trust of the Trust, as amended; and

          (d) the provisions of the By-laws of the Trust, as amended; and

          (e) any other applicable provisions of state and federal law.


904270.9
                                        2

          6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

          (a) The Investment Adviser shall furnish, at its expense and without cost to the Trust, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Investment Adviser shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

          (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Adviser to bear:

                           (i) any of the costs (including applicable office
                  space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                           (ii) any of the costs (including applicable office
                  space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Adviser may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Adviser therefor upon proper accounting.

          (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

          7. Delegation of Responsibilities. The Investment Adviser may delegate the performance of certain investment advisory services to Tocqueville Finance S.A., a company registered as an investment adviser in France, including the responsibility to provide certain information and research to the Investment Adviser regarding the foreign securities in which the Fund may invest. Tocqueville Finance may place portfolio trades in foreign securities for the Fund which, in accordance with the general securities practices in France, will result in Tocqueville Finance receiving a portion of the brokerage commissions paid to certain securities brokers for the foreign securities bought and sold for the Fund.

          The authorization for the Investment Adviser to use the services of Tocqueville Finance is subject to the Fund receiving best price and execution for the foreign securities transactions placed with foreign securities brokers by Tocqueville Finance. Tocqueville Finance is an affiliate of the Investment Adviser by virtue of the Investment Adviser's ownership of approximately 25% of the common stock of such corporation. No compensation may be paid the Fund or the Investment Adviser for the information and research provided by Tocqueville Finance; however, Tocqueville Finance will, as stated above, retain the portion of brokerage commissions received from certain securities brokers for transactions executed in foreign markets.

          8. Compensation. The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the Fund's average daily net assets on the first $500 million, .75% of the Fund's average daily net assets in excess of $500 million but not exceeding $1 billion,

904270.9
                                        3
and .65% of the Fund's average daily net assets in excess of $1 billion. The average daily net asset value of the Fund shall be determined in the manner set forth in the Declaration of Trust and Prospectus of the Fund.

          9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Investment Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Investment Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Investment Adviser agrees to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then-current fiscal year which shall have elapsed at the date of termination of this Agreement.

          10. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Partners of the Investment Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or partners of the Investment Adviser to the extent permitted by law; and that the officers and partners of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or partners of any other firm or corporation, including other investment companies.

          11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

          (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

          13. Liability of Investment Adviser and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser or any of its officers, trustees or employees, it shall not be subject to liability to the Trust or to any shareholder of the Trust for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund.

          15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

904270.9
                                        4

Until further notice to the other party, it is agreed that the address of the Trust and that of the Investment Adviser shall be 1675 Broadway, New York, New York 10019.

          16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                           THE TOCQUEVILLE TRUST, on behalf of The Tocqueville International Value Fund



Attest:                    By:
                               ------------------------

---------------

                           TOCQUEVILLE ASSET MANAGEMENT L.P.


Attest:                    By:
                                -----------------------

---------------




904270.9
                                        5

                                    EXHIBIT B
                                RULE 12b-1 PLANS













904270.9

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE
                                OF CLASS A SHARES
                            as amended March 24, 2000

          A Plan (the "Plan") pertaining to the Class A shares of THE TOCQUEVILLE FUND (the "Fund"), a series of The Tocqueville Trust, a
Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

          1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. (the "Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

          2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

          (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

          (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

          (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

          3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

          4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

          5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

904270.9

          6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

          7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

          8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

          (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

          (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

904270.9

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE
                                OF CLASS A SHARES
                            as amended March 24, 2000

          A Plan (the "Plan") pertaining to the Class A shares of THE TOCQUEVILLE SMALL CAP VALUE FUND (the "Fund"), a series of The Tocqueville Trust, a Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

          1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. ("the Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

          2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

          (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

          (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

          (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

          3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-l, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

          4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

          5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote

904270.9
of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

          6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

          7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

          8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

          (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

          (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

904270.9
                                        2

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE
                                OF CLASS A SHARES
                            as amended March 24, 2000

          A Plan (the "Plan") pertaining to the Class A shares of THE TOCQUEVILLE INTERNATIONAL VALUE FUND (formerly, The Tocqueville Europe Fund) (the "Fund"), a series of The Tocqueville Trust, a Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

          1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. ("the Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

          2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

          (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

          (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

          (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

          3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-l, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

          4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

          5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements.

904270.9

This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

          6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

          7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

          8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

          (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

          (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.


904270.9
                                        2

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                      DISTRIBUTION OR SHAREHOLDER SERVICING
                          ASSISTANCE OF CLASS A SHARES
                            as amended March 24, 2000

          A  Plan  (the  "Plan")  pertaining  to  the  Class  A  shares  of  THE
TOCQUEVILLE GOLD FUND (the "Fund"), a series of The Tocqueville Trust, a Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

          1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. ("the Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

          2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

          (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

          (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

          (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

          3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-l, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

          4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

          5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class

904270.9

A shareholder approval in accordance with Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

          6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

          7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

          8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

          (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

          (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.


904270.9
                                        2

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                SPECIAL MEETING OF SHAREHOLDERS - MARCH 24, 2000

          THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE SMALL CAP VALUE FUND (THE "FUND") HEREBY APPOINTS KIERAN LYONS AND WINFIELD A. FOREMAN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY 31, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD AT THE OFFICES OF THE TRUST AT 1675 BROADWAY, NEW YORK, NY 10019 AT 9:00 A.M. ON MARCH 24, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    X                  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)


                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN
/ /       / /          / /           1.   TO APPROVE AN AMENDMENT TO THE MAXIMUM FEE PAYABLE UNDER THE
                                          INVESTMENT ADVISORY AGREEMENT

/ /       / /          / /           2.   TO APPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                     3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/ /       / /          / /                    a.       FRANCOIS D. SICART
/ /       / /          / /                    b.       JAMES B. FLAHERTY
/ /       / /          / /                    c.       INGE HECKEL
/ /       / /          / /                    d.       ROBERT W. KLEINSCHMIDT
/ /       / /          / /                    e.       FRANCOIS LETACONNOUX
/ /       / /          / /                    f.       LUCILLE G. BONO
/ /       / /          / /                    g.       LARRY M. SENDERHAUF
/ /       / /          / /                    h.       GUY A. MAIN

/ /       / /          / /           4.   TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                                          INDEPENDENT ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING
                                          OCTOBER 31, 2000


         ------------------------------   ---------------------------------------------------------------
         SIGNATURE                        SIGNATURE (JOINT OWNERS)                  DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  WHERE SHARES
ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.  PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
SHOULD SO INDICATE.



904270.9

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                SPECIAL MEETING OF SHAREHOLDERS - MARCH 24, 2000

          THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE INTERNATIONAL VALUE FUND (THE "FUND") HEREBY APPOINTS KIERAN LYONS AND WINFIELD A. FOREMAN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY 31, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD AT THE OFFICES OF THE TRUST AT 1675 BROADWAY, NEW YORK, NY 10019 AT 9:00 A.M. ON MARCH 24, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    X                  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)



                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                                VOTE ON PROPOSALS

FOR       AGAINST      ABSTAIN
/ /       / /          / /           1.   TO APPROVE AN AMENDMENT TO THE MAXIMUM FEE PAYABLE UNDER THE
                                          INVESTMENT ADVISORY AGREEMENT

/ /       / /          / /           2.   TO APPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                     3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/ /       / /          / /                    a.       FRANCOIS D. SICART
/ /       / /          / /                    b.       JAMES B. FLAHERTY
/ /       / /          / /                    c.       INGE HECKEL
/ /       / /          / /                    d.       ROBERT W. KLEINSCHMIDT
/ /       / /          / /                    e.       FRANCOIS LETACONNOUX
/ /       / /          / /                    f.       LUCILLE G. BONO
/ /       / /          / /                    g.       LARRY M. SENDERHAUF
/ /       / /          / /                    h.       GUY A. MAIN

/ /       / /          / /           4.   TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                                          INDEPENDENT ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING
                                          OCTOBER 31, 2000


         ----------------------------------   -----------------------------------------------------------
         SIGNATURE                            SIGNATURE (JOINT OWNERS)                  DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  WHERE SHARES
ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.  PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
SHOULD SO INDICATE.



904270.9

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                              THE TOCQUEVILLE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                SPECIAL MEETING OF SHAREHOLDERS - MARCH 24, 2000

          THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE FUND (THE "FUND") HEREBY APPOINTS KIERAN LYONS AND WINFIELD A. FOREMAN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY 31, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD AT THE OFFICES OF THE TRUST AT 1675 BROADWAY, NEW YORK, NY 10019 AT 9:00 A.M. ON MARCH 24, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    X                  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)




                              THE TOCQUEVILLE FUND

                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN
/ /       / /          / /           1.   TO APPROVE AN AMENDMENT TO THE MAXIMUM FEE PAYABLE UNDER THE
                                          INVESTMENT ADVISORY AGREEMENT

/ /       / /          / /           2.   TO APPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                     3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/ /       / /          / /                    a.       FRANCOIS D. SICART
/ /       / /          / /                    b.       JAMES B. FLAHERTY
/ /       / /          / /                    c.       INGE HECKEL
/ /       / /          / /                    d.       ROBERT W. KLEINSCHMIDT
/ /       / /          / /                    e.       FRANCOIS LETACONNOUX
/ /       / /          / /                    f.       LUCILLE G. BONO
/ /       / /          / /                    g.       LARRY M. SENDERHAUF
/ /       / /          / /                    h.       GUY A. MAIN

/ /       / /          / /           4.   TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                                          INDEPENDENT ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING
                                          OCTOBER 31, 2000


         -------------------------------------------   --------------------------------------------------
         SIGNATURE                                     SIGNATURE (JOINT OWNERS)                  DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  WHERE
SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.  PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD SO INDICATE.



904270.9

BY  SIGNING  AND  DATING  THE  LOWER  PORTION  OF THIS CARD,  YOU  AUTHORIZE THE
PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                            THE TOCQUEVILLE GOLD FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                SPECIAL MEETING OF SHAREHOLDERS - MARCH 24, 2000

          THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE GOLD FUND (THE "FUND") HEREBY APPOINTS KIERAN LYONS AND WINFIELD A. FOREMAN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY 31, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD AT THE OFFICES OF THE TRUST AT 1675 BROADWAY, NEW YORK, NY 10019 AT 9:00 A.M. ON MARCH 24, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    X                  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)


                            THE TOCQUEVILLE GOLD FUND

                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN

/ /       / /          / /           2.   TO APPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                     3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/ /       / /          / /                    a.       FRANCOIS D. SICART
/ /       / /          / /                    b.       JAMES B. FLAHERTY
/ /       / /          / /                    c.       INGE HECKEL
/ /       / /          / /                    d.       ROBERT W. KLEINSCHMIDT
/ /       / /          / /                    e.       FRANCOIS LETACONNOUX
/ /       / /          / /                    f.       LUCILLE G. BONO
/ /       / /          / /                    g.       LARRY M. SENDERHAUF
/ /       / /          / /                    h.       GUY A. MAIN

/ /       / /          / /           4.   TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                                          INDEPENDENT ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING
                                          OCTOBER 31, 2000


         -----------------------------------------   ----------------------------------------------------
         SIGNATURE                                   SIGNATURE (JOINT OWNERS)                  DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  WHERE SHARES
ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.  PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
SHOULD SO INDICATE.



904270.9